                       HILLIARD LYONS GROWTH FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                           Telephone: (502) 588-8400
                                      (800) 444-1854

                                  PROSPECTUS
                                  MAY 1, 1998

  Hilliard Lyons Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The fund seeks to achieve its objective by investing primarily in common stock of companies believed to have superior potential for capital appreciation.

  This Prospectus sets forth concisely the information an investor should know before investing. This Prospectus should be retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission. Such information, including the Fund's Statement of Additional Information dated April 20, 1998, which as amended or supplemented from time to time is incorporated by reference into this Prospectus, is available without charge by writing or telephoning the Fund at the address or telephone numbers set forth above.

                               ----------------

THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES  COMMISSION  NOR  HAS  THE
  SECURITIES AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION
  PASSED   UPON  THE   ACCURACY  OR   ADEQUACY  OF   THIS  PROSPECTUS.   ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       J.J.B. HILLIARD, W.L. LYONS, INC.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
Introduction...............................................................   2
Summary of Expenses........................................................   3
Financial Highlights.......................................................   4
The Fund and Its Investment Objective and Policies.........................   5
Management.................................................................   6
Distribution Arrangements..................................................   8
Expenses of the Fund.......................................................   9
Brokerage..................................................................  10
Purchase of Shares.........................................................  10
Sales Charge...............................................................  11
Redemption of Shares.......................................................  13
Dividends, Distributions and Taxes.........................................  15
Net Asset Value............................................................  16
The Fund's Performance.....................................................  17
General Information........................................................  17
Account Application........................................................  19

                                 INTRODUCTION

  Hilliard Lyons Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stock of companies believed to have superior potential for capital appreciation. As a non-diversified fund, the Fund's portfolio may be more concentrated than the portfolio of a diversified fund. Because of this, the Fund may experience greater volatility in investment performance. See "The Fund and Its Investment Objective and Policies."

  The Fund offers two classes of shares of a single investment portfolio to provide investors with different purchase options. These are shares of Class A Common Stock, $.001 par value per share ("Class A Shares"), and shares of Class B Common Stock, $.001 par value per share ("Class B Shares"), which are described in this prospectus. The Class A Shares may be purchased at the current net asset value plus a sales charge of 4.75% of the amount invested (4.99% of the net amount invested). Sales charges are reduced for purchases of $50,000 or more. The minimum initial investment is $1,000 and the minimum investment for subsequent purchases is $100. Class A Shares may be redeemed without charge at their net asset value. The Class B Shares may be purchased at the current net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4.75% to 0% on certain redemptions made within six years of purchase. Class B Shares automatically convert into Class A Shares (which have lower ongoing expenses) seven years after purchase.

  The primary distinctions among Class A Shares and Class B Shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. See "Sales Charge," "Purchase of Shares" and "Redemption of Shares."

  Hilliard Lyons Investment Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons"), serves as investment adviser to the Fund and receives a management fee equal to 0.80% per annum of the Fund's average daily net assets. See "Management." Hilliard Lyons, a registered broker-dealer, is the distributor of shares of the Fund. See "Distribution Arrangements."

                              SUMMARY OF EXPENSES

  The following table is provided to assist investors in understanding the various costs and expenses that an investor will incur, either directly or indirectly, as a holder of Class A Shares or Class B Shares, and the Fund's actual operating expenses for the year ended December 31, 1997, except as noted. For further information about the Fund's expenses, see "Expenses of the Fund" and "Management."

     STOCKHOLDER TRANSACTION EXPENSES:
                                              CLASS A           CLASS B
                                              -------- -------------------------
      Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering
      price)................................  4.75%(1) None
      Sales Charge Imposed on Reinvested
      Dividends.............................  None     None
      Maximum Deferred Sales Charge (as a
      percentage of original purchase price
      or redemption proceeds, whichever is    None(2)  4.75% in 1st year
      lower)................................           3.75% in 2nd year
                                                       2.75% in 3rd and 4th year
                                                       1.75% in 5th year
                                                       None thereafter(3)
      Redemption Fees.......................  None(4)  None
     ANNUAL FUND OPERATING EXPENSES:
      (as a percentage of average net
      assets)
      Management Fee After Fee Waiver.......  0.73%(5) 0.73(5)(6)
      Distribution (Rule 12b-1) Fee.........  0.13%    0.88(6)
      Other Expenses (audit, legal,
      stockholder services, transfer agent
      and custodian)........................  0.44%    0.44(6)
      Total Operating Expenses After Fee
      Waiver................................  1.30%(5) 2.05(5)(6)

--------
(1) Sales charges are reduced for purchases of $50,000 or more. No sales charge is imposed on purchases by certain classes of investors. See "Purchase of Shares."

(2) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 12 months following such purchases. See "Redemption of Shares."

(3) Class B Shares automatically convert to Class A Shares at the end of the month which precedes the 7th anniversary of the purchase date.

(4) A transaction fee of $5.00 may be charged for redemption proceeds paid by wire.

(5) For the year ending December 31, 1998, the Adviser voluntarily agreed to reduce the fees payable to it under the advisory agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses attributable to the Class A Shares for such fiscal year exceed 1.30% of the average daily net assets attributable to the Class A Shares and by which the Fund's total annual operating expenses attributable to the Class B Shares for such fiscal year exceed 2.05% of the average daily net assets attributable to the Class B Shares. The Adviser also agreed to limit fees for the year ended December 31, 1997. If the Adviser had not so agreed, the ratio of total operating expenses to average daily net assets for the year would have been 1.40% for the Class A Shares and 2.15% for the Class B Shares and the ratio of the management fee to average daily net assets for both the Class A Shares and Class B Shares for the year would have been .80%. See "Management."

(6) Represents the operating expenses that would be attributable to the Class B Shares if they had been outstanding during the year ended December 31, 1997.

                               ----------------

  EXAMPLE. You would pay the following total expenses on a $1,000 investment, assuming 5% annual return (cumulatively through the end of each time period)

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
      Class A (Assumes payment of maximum
            sales charge of 4.75% of the
            offering price)...................  $ 63   $ 96    $132     $238
      Class B
        Assumes redemption at end of period...    61     69      90      226
        Assumes no redemption at end of
         period...............................    13     42      73      226

  This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a stockholder of the Fund. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a Class A Share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto, which may be obtained from the Fund upon request without charge. The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Stockholders which may be obtained directly from the Fund without charge.

                                                                                        PERIOD FROM
                                                                                         JANUARY 6,
                                FOR THE YEAR ENDED DECEMBER 31,                           1992* TO
                          ------------------------------------------------------------  DECEMBER 31,
                            1997         1996         1995         1994         1993        1992
                          --------     --------     --------     --------     --------  ------------
Net asset value:
 Beginning of period....    $22.95       $20.20       $15.98       $15.69       $15.19      $14.29
                          --------     --------     --------     --------     --------    --------
Net investment income...      0.12         0.11         0.15         0.12         0.13        0.10
Net realized and change
 in unrealized gain on
 investments............      9.13         3.92         4.82         0.29         0.50        0.90
                          --------     --------     --------     --------     --------    --------
Total from investment
 operations.............      9.25         4.03         4.97         0.41         0.63        1.00
                          --------     --------     --------     --------     --------    --------
Less dividends from net
 investment income......  (   0.12)    (   0.11)    (   0.15)    (   0.12)    (   0.13)   (   0.10)
Less dividends from net
 realized capital gains.  (   1.79)    (   1.17)    (   0.60)    (   0.00)    (   0.00)   (   0.00)
                          --------     --------     --------     --------     --------    --------
Total distributions.....  (   1.91)    (   1.28)    (   0.75)    (   0.12)    (   0.13)   (   0.10)
                          --------     --------     --------     --------     --------    --------
Net asset value:
 End of period..........    $30.29       $22.95       $20.20       $15.98       $15.69      $15.19
                          ========     ========     ========     ========     ========    ========
Total Investment
 Return(1)..............     40.41%       19.98%       31.10%        2.60%        4.13%       7.09%**

SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA
Operating expenses to
 average net assets.....      1.30%(e)     1.58%(d)     1.75%(c)     1.75%(b)     1.75%       1.71%**(a)
Net investment income to
 average net assets.....       .49%(e)      .52%(d)      .82%(c)      .68%(b)      .75%       1.07%**(a)
Portfolio turnover rate.     22.20%       18.79%       27.50%       20.10%       59.64%      19.63%
Average commission rate
 paid per share.........   $0.0605      $0.0600      $0.0604      $0.0609      $0.0705     $0.0706
Net assets, end of
 period (000s omitted)..   $58,416      $35,628      $28,259      $20,476      $23,758     $22,404

--------
(a) Net of voluntary expense reimbursement and management fee waiver by the Adviser. If the Fund had borne all expenses that were assumed by the Adviser and paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 2.76% and 0.02%, respectively, for the period January 6, 1992 through December 31, 1992.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.
(e) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.

(1) Excludes maximum sales charge of 4.75%.

 * Commencement of operations

** Annualized

              THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

  The Fund is an open-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland on September 5, 1991. The Fund's investment objective is long-term growth of capital. Current income, which will be derived from dividends and interest on portfolio securities, is a secondary consideration. The investment objective is fundamental and may not be changed without a vote of a majority of the Fund's outstanding shares. There is, however, no assurance that the Fund will achieve its investment objective. As a "non-diversified" investment company, the Fund is not subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), that otherwise would limit the proportion of its assets that may be invested in the securities of a single issuer. The Fund must, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). As a non-diversified fund, the Fund's portfolio may be more concentrated than the portfolio of a diversified fund. Because of this the Fund may experience greater volatility in investment performance. For further information on the Code's diversification requirements, see "Dividends, Distributions and Taxes."

  INVESTMENT POLICIES. The Fund seeks to meet its investment objective by investing in securities that are considered by the Adviser to have long-term capital appreciation possibilities. It is expected that under normal circumstances at least 65% of the Fund's total assets will be invested in such securities. Emphasis is placed on common stocks the Adviser believes are priced low in relation to the underlying value of the enterprise or to its anticipated growth rate. Investment analysis focuses on fundamental factors such as balance sheet strength and earnings generation ability. Quality and integrity of management, competitive advantage in the marketplace and consistently high returns on invested capital are particularly stressed. A guiding principle is the consideration of common stocks as units of ownership of a business, and the purchase of them when the price appears low in relation to the underlying value of the enterprise or to its anticipated growth rate.

  The Fund primarily invests in securities of companies having a market capitalization in excess of $500 million but may invest up to 30% of its total assets in smaller companies that fit its investment criteria. The Fund does not, however, invest more than 5% of its total assets in companies, including predecessors, which have operated less than three years. Smaller companies may offer greater potential for capital appreciation than larger companies due to new products or technologies, new distribution methods or similar characteristics that may result in sales and earnings growth rates in excess of those of larger companies. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained. On the other hand, higher market risks are often associated with smaller companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

  For cash management purposes, to meet Fund expenses and to permit the Fund to take advantage of investment opportunities, the Fund may, at any time, hold a portion of its assets (not to exceed 35% under normal circumstances) in cash and short-term investments, primarily obligations of the U.S. government, its agencies or instrumentalities, or repurchase agreements collateralized by such obligations. In addition, when the Adviser believes that market conditions warrant it, the Fund has adopted a policy whereby it may take a temporary defensive posture and may hold part or all of its assets in cash or fixed income securities that will generally have less than a year maturity and will be limited to: (1) obligations of the U.S. government, its agencies and instrumentalities; (2) high quality commercial paper; and (3) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation or Aa by Moody's Investors Service.

  The Fund enters into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

  PORTFOLIO TURNOVER. The Fund does not seek to realize profits by participating in short-term market movements and purchases securities primarily for long-term capital appreciation. Annual portfolio turnover is not expected to exceed 75%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from the calculation are all securities with maturities of one year or less when purchased by the Fund.

  OTHER RESTRICTIONS. The Fund is subject to certain investment restrictions which have been adopted as fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding shares. The Fund may not invest more than 25% of its total assets in any one industry. The Fund may borrow money from banks only for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its total assets and the Fund may not purchase securities while such borrowings exceed 5% of the value of the Fund's assets. The Fund will not invest in restricted securities if the then aggregate value of all restricted securities and all other illiquid investments (including repurchase agreements maturing in more than seven days and securities not readily marketable) would exceed 10% of the Fund's net assets at the time of such investment. See the Statement of Additional Information for a more detailed description of the Fund's investment policies and restrictions.

                                  MANAGEMENT

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The directors approve all significant agreements between the Fund and the entities that furnish services to the Fund, including agreements with its investment adviser, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser.

  DIRECTORS AND OFFICERS. The directors and officers of the Fund are listed below together with their respective positions with the Fund and their principal occupation.

  NAME      POSITION WITH THE FUND             PRINCIPAL OCCUPATION
  ----      ----------------------             --------------------
Donald F.                              Investment Consultant
 Kohler    Chairman of the Board of
 (1)(2)     Directors
Gilbert    Director                    Investment Consultant
 L.
 Pamplin
 (1)(2)
Samuel C.  President                   Executive Vice President and Director of
 Harvey                                 Hilliard Lyons
Joseph C.                           Senior Vice President of Hilliard Lyons
 Curry,    Vice President,
 Jr. (2)    Treasurer and Secretary
Thomas A.                           Vice President of Hilliard Lyons
 Corea     Vice President
Dianna P.                           Vice President of Hilliard Lyons
 Wengler   Vice President
William    Director                 Vice President, Deputy General Counsel
 A.                                  Brown-Forman Corporation,
 Blodgett,                           Louisville, Kentucky
 Jr.
John C.    Director                 Private Investor, formerly Managing Partner
 Owens                               of Owens and Company, Certified Public
                                     Accountants, Lexington, Kentucky
Dillman    Director                 Investment Consultant, Major General
 A. Rash                             (Retired), U.S. Army
 (2)

--------
(1) Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act by virtue of an affiliation with the Adviser and/or J.J.B. Hilliard, W.L. Lyons, Inc.

(2) Directors of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is J.J.B. Hilliard, W.L. Lyons, Inc.

  INVESTMENT ADVISER. The Adviser, located at Hilliard Lyons Center, Louisville, Kentucky 40202, is a division of Hilliard Lyons. Hilliard Lyons and its affiliate, Hilliard Lyons Trust Company, a Kentucky chartered trust company, are wholly-owned subsidiaries of Hilliard-Lyons, Inc., a Kentucky corporation. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard Lyons also serves as investment adviser to Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 1997 of approximately $693,000,000. As of December 31, 1997, the Adviser and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $3,629,000,000.

  Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Fund, the Adviser provides investment research and a continuous investment program for the Fund consistent with the Fund's investment objectives. Samuel
C. Harvey is the portfolio manager of the Fund. Mr. Harvey is the Executive Vice-President and a Director of Hilliard Lyons and was the head of the Investment Management Group (IMG) of Hilliard Lyons from January 1, 1993 until August 30, 1996. He was the head of Investment Policy of the IMG from June 1990 through December 31, 1992. Prior to that time, he was the head of the Research Department of Hilliard Lyons. Mr. Harvey has managed or co-managed the Fund on behalf of the Adviser since its inception.

  The Adviser bears all expenses of its employees and overhead incurred by it in connection with its duties under the Advisory Agreement. It also pays the compensation of all officers and directors of the Fund who are affiliates of the Adviser or Hilliard Lyons. In addition, the Adviser has certain administrative obligations to the Fund which include providing (i) office facilities and related office equipment and services, (ii) supervision of all aspects of the Fund's non-investment operations to the extent not provided by others pursuant to the Fund's custodian and transfer agent agreements, and (iii) personnel to perform such executive, administrative and clerical services as are reasonably necessary for the effective administration of the Fund.

  As compensation for its services and related expenses, the Fund has agreed to pay the Adviser a fee, accrued daily and payable quarterly, equal to 0.80% per annum of the Fund's average daily net assets attributable to each class. This fee is higher than the management fee paid by most investment companies. For the year ending December 31, 1997, the Adviser voluntarily agreed to reduce the fees payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annual operating expenses, on an annualized basis, exceeded 1.30%. For the year ending December 31, 1997, there was no reimbursement necessary from the Adviser and the waiver of the management fee amounted to $40,862. With the management fee waiver, total operating expenses for the year ending December 31, 1997 amounted to 1.30% of average daily net assets. Had there been no management fee waiver, total operating expenses would have been 1.40% of average daily net assets.

  The advisory clients of the Adviser include individuals, personal trusts, estates, employee benefit trusts, corporations and non-profit institutions, many of which have investment objectives which may be similar to those of the Fund. The Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. When the same securities are purchased or sold by the Fund and any of such other accounts at the same time, it is the policy of the Adviser to allocate such purchases and sales in a manner which is deemed equitable by the Adviser to all of the accounts involved, including the Fund. However, it cannot be expected that all of the Adviser's clients, including the Fund, will receive equal treatment at all times.

                           DISTRIBUTION ARRANGEMENTS

  DISTRIBUTOR. Hilliard Lyons serves as the exclusive distributor (the "Distributor") of the shares of the Fund pursuant to a Distribution Agreement with the Fund. The Fund paid trail fees to the Distributor in the amount of $48,100 for the year ending December 31, 1997. The Distributor conducts a continuous public offering of shares of the Fund on a "best efforts" basis. It may enter into sales agreements with certain securities dealers and financial advisers ("authorized dealers") to permit them to solicit subscriptions for shares of the Fund and, if so, may pay them a continuing fee (not in excess of 0.25% annually of the Fund's average daily net assets attributable to each class) for distributing the Fund's shares, promoting the maintenance of holdings by established stockholders and servicing stockholder accounts. The Distributor may also pay its own investment brokers a similar fee for performing the same services. It may also enter into servicing agreements providing for payments (not in excess of 0.25% annually of the Fund's average daily net assets attributable to each class) to financial institutions and others who perform stockholder servicing and administrative functions for certain stockholders. The Distributor at its own expense may also provide promotional incentives to investment brokers of the Distributor and to authorized dealers. In some instances, such incentives may be made available only to certain investment brokers or authorized dealers who have sold or are expected to sell, significant amounts of shares. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933.

  DISTRIBUTION PLAN. In accordance with a distribution plan (the "Plan") adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, the Fund reimburses the Distributor quarterly at an annualized rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares and 1.00% of the Fund's average daily net assets attributable to the Class B Shares for distribution expenses actually incurred. Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. In unanimously approving the Plan, the Fund's Board of Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders. The Distributor may be reimbursed for expenses incurred in connection with any activity primarily intended to result in the sale of the Fund's shares, including: payments to its investment brokers and to authorized dealers for distributing Fund shares, promoting the maintenance of holdings by established stockholders and servicing stockholder accounts; payments of commissions to investment brokers of the Distributor and to authorized dealers who are responsible for purchases of $1 million or more with no initial sales charge; payments to financial institutions and others who have entered into servicing agreements with the Distributor; and payments for printing and distributing Prospectuses, Statements of Additional Information and annual and interim reports for other than existing stockholders. The Distributor may also be reimbursed for an allocable portion of its overhead related to distribution of the Fund's shares. If the amount reimbursed is insufficient to pay the expenses of distribution, the Distributor bears the additional expenses. Any amount of excess distribution expenses incurred by the Distributor in any quarter for which the Distributor is not reimbursed can be carried forward from one quarter to the next but no expenses may be carried over from year to year.

  Under its terms, the Plan remains in effect so long as it is approved at least annually by vote of the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The Distributor is obligated to provide the directors quarterly reports of amounts expended under the Plan and the purpose for which the expenditures were made.

                             EXPENSES OF THE FUND

  The Fund bears its own expenses, which generally include all costs not specifically borne by the Adviser and Distributor. Included among the Fund's expenses are: investment advisory fees and reimbursements payable to the Distributor under the Plan; fees for necessary professional and brokerage services; costs incurred in having the Fund's net asset value calculated; the fees and expenses, if any, of directors, officers and employees of the Fund who are not affiliated with the Adviser; fees and certain expenses of the Fund's custodian and transfer agent; taxes; brokerage fees and commissions; reimbursement of the organization expenses of the Fund and fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including expenses of preparing and printing the Fund's Registration Statement, Prospectuses and Statements of Additional Information for such purposes; insurance expense; trade association dues; and the expense of reports to stockholders, stockholders' meetings and proxy solicitations. The Fund is also liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers, and, in certain situations, the Distributor, with respect to such litigation.

                                   BROKERAGE

  Execution of the Fund's portfolio transactions is arranged by the Adviser. The Adviser is authorized by the Fund's Board of Directors to employ securities brokers which, in its best judgment, will implement the policy of the Fund to seek "best execution" of its portfolio transactions at a reasonable cost. "Best execution" means prompt, efficient and reliable execution at the most favorable price obtainable. In making this determination, the Adviser takes into account, among other factors, the overall net economic result to the Fund including both execution price and any commissions and other costs paid, the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker.

  Subject to the policy of the Fund to seek "best execution" of its portfolio transactions, the Adviser may pay commissions to brokers, other than the Adviser, which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and its other advisory accounts.

                                 SALES CHARGE

  CHOOSING A CLASS OF SHARES. The Fund currently offers two classes of shares:
Class A Shares and Class B Shares. Each class has its own cost structure.

  Class A Shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit to lower continuing fees. Class B Shares are sold to investors choosing to pay no initial load, a higher distribution fee and a contingent deferred sales charge with respect to redemptions within five years of purchase and who desire shares to convert automatically to Class A Shares after seven years.

  Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A Shares because over time the accumulated continuing distribution fees of Class B Shares may exceed the initial sales load and lower continuing distribution fees of Class A Shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A Shares deducted at the time of purchase. Furthermore, the distribution fees on Class B Shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A Shares.

  Investors who qualify for reduced initial sales loads might also choose to purchase Class A Shares because all or a part of the sales load deducted at the time of purchase would be waived. The Fund will not accept any order of $250,000 or more for Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares instead. In addition, Class B Shares will be converted automatically to Class A Shares after a period of approximately seven years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B Shares also will convert automatically to Class A Shares along with the underlying shares on which they were earned.

  Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the contingent deferred sales charge) on Class B Shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A Shares, particularly if the Class B Shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A Shares.

  Investors should understand that the purpose and function of the initial sales loads (and deferred sales charges, when applicable) with respect to Class A Shares is the same as those of the deferred sales charges and higher distribution fees with respect to Class B Shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund.

  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution expenses and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The net income attributable to each class and dividends payable on the shares of each will be reduced by the amount of distribution and other expenses of each class. Class B Shares bear higher distribution fees, which will cause the Class B Shares to pay lower dividends than the Class A Shares.

  Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives. Dealers and agents may receive different compensation for selling Class A Shares and Class B Shares.

  CLASS A SHARES--INITIAL SALES CHARGE. An initial sales charge may apply, as described below, when purchasing Class A Shares of the Fund. Sales charges may be reduced for large purchases as indicated below.

                                SALES CHARGE  SALES CHARGE AS MAXIMUM AUTHORIZED
                                AS PERCENTAGE  PERCENTAGE OF   DEALER ALLOWANCE
                                 OF OFFERING    NET AMOUNT     AS PERCENTAGE OF
      AMOUNT OF PURCHASE            PRICE        INVESTED       OFFERING PRICE
      ------------------        ------------- --------------- ------------------
Less than $50,000.............      4.75%          4.99%            4.25%
$50,000 up to (but less than)
 $100,000.....................      4.00%          4.17%            3.50%
$100,000 up to (but less than)
 $250,000.....................      3.00%          3.09%            2.50%
$250,000 up to (but less than)
 $500,000.....................      2.25%          2.30%            2.00%
$500,000 up to (but less than)
 $1 million...................      1.75%          1.78%            1.50%
$1 million or more............       None           None             None

  No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See "Redemption of Shares". The Distributor may pay a commission to its investment brokers or to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1% on sales to $3 million plus 0.50% on the excess over $3 million.

  COMBINED PURCHASE PRIVILEGE. The following purchases may be combined for purposes of determining the "Amount of Purchase": (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares of their own account, including shares purchased by an employee benefit plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in "(a)" above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

  CUMULATIVE QUANTITY DISCOUNT. A stockholder may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if a stockholder holds shares having a value of $75,000 and purchases $25,000 of additional shares, the sales charge applicable to the additional investment would be 3.0%, the rate applicable to a single purchase of $100,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of the Distributor or Transfer Agent.

  LETTER OF INTENT. If a stockholder anticipates purchasing at least $50,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing the Letter of Intent (the "Letter") section of the Account Application and furnishing it to the Distributor or Transfer Agent. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of the Account Application. Shares purchased under a Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should the stockholder invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. The Transfer Agent holds in escrow shares purchased with the first 5% of the total intended amount of purchase which can be redeemed to make up any deficiency in the sales charge.

  SALES CHARGE WAIVERS. The Fund sells shares at net asset value without imposition of sales charge to the following persons; (i) current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee; (ii) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (iii) employees and directors of the Fund and registered representatives of authorized dealers; (iv) existing advisory fee clients of Hilliard Lyons Investment Management Group or Hilliard Lyons Trust Company on purchases effected by transferring all or a portion of their investment management or trust account to the Fund provided that such account had been maintained for a period of six months prior to the date of purchase of fund shares; (v) investors purchasing shares through a Hilliard Lyons investment broker to the extent that the purchase of such shares is funded by the proceeds from the sale of shares of any mutual fund (for which the investor paid a front-end sales charge) other than a money market fund (a) purchased within three years of the date of the purchase of Fund shares and held for at least six months or (b) purchased at any time and for which Hilliard Lyons was not a selling dealer, provided that in either case the order for Fund shares must be received within 30 days after the sale of the other fund; (vi) trust companies, bank trust departments and registered investment advisors purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000 (vii) employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants, and (viii) accounts established under a fee-based program sponsored and maintained by a registered broker dealer or other financial intermediary and approved by the Distributor.

  In order to take advantage of a sales charge waiver, a purchaser must certify to the Distributor eligibility for a waiver and must notify the Distributor whenever eligibility for a waiver ceases to exist. The Distributor reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.

  CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of
(a) the death or disability (as defined in (S)72(m)(7) of the Code) of the stockholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"), or (c) systematic withdrawals from ERISA plans if the stockholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual stockholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

  CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE. The Class B Shares can be purchased at net asset value without an initial sales charge. However, if the Class B Shares are redeemed within five years after purchase, they are subject to a contingent deferred sales charge (expressed as a percentage of the lesser of the current net asset value or original cost) which will vary according to the number of years from the purchase of Class B Shares until the redemption of those shares. The amount of the contingent deferred sales charge on Class B Shares is set forth below.

                                                             CONTINGENT DEFERRED
                       YEARS SINCE PURCHASE                     SALES CHARGE
                       --------------------                  -------------------
      Less than 1 year......................................        4.75%
      1 to 2 years..........................................        3.75%
      2 to 4 years..........................................        2.75%
      4 to 5 years..........................................        1.75%
      5 to 7 years..........................................        None
      Year 7................................................ Reverts to A Shares

  Class B Shares are subject to higher distribution fees than Class A Shares for a period of seven years (after which they convert to Class A Shares). Shares purchased through reinvestment of dividends on Class B Shares also will convert automatically to Class A Shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the seventh anniversary of the purchase date.

  The higher fees mean a higher expense ratio, so Class B Shares pay corresponding lower dividends and may have a lower net asset value than Class A Shares.

  The contingent deferred sales charge is waived in the event of (a) a total or partial redemption made within one year of death or disability (as defined in (S)72(m)(7) of the Code) of the stockholder; (b) systematic withdrawals up to 10% of the net asset value of the account at the time the systematic withdrawal is established; (c) systematic withdrawals from an IRA account; (d) total or partial distributions from an IRA if the stockholder is at least 59 1/2 years old; (e) a lump sum distribution from an ERISA plan; or (f) a redemption resulting from tax-free return of an excess contribution to an IRA.

                              PURCHASE OF SHARES

  INITIAL PURCHASES. Fund shares may be purchased through a Hilliard Lyons investment broker who will open a Hilliard Lyons account, explain the stockholder services available from the Fund and answer any questions. Shares may also be purchased directly from the Fund's transfer agent (the "Transfer Agent") by completing and signing the purchase application included in this Prospectus and sending it, together with a check payable to Hilliard Lyons Growth Fund, Inc., to State Street Bank and Trust Company, Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. When purchasing Fund shares, investors must specify whether the purchase is for Class A Shares or Class B Shares. The minimum initial investment for either class is $1,000 and the minimum for additional investments for either class is $100. The Distributor may in the future enter into sales agreements with authorized dealers allowing Fund shares to be purchased through such authorized dealers.

  ADDITIONAL PURCHASES. After an initial investment is made and a stockholder's account is established, additional purchases may be made either by telephoning the investment broker and placing an order, or by mailing the transmittal portion of the latest confirmation statement together with a check made payable to the Fund directly to the Transfer Agent. If a stockholder does not have the transmittal portion of the confirmation statement, the stockholder may simply provide the exact name or names in which the account was opened and the account number.

  GENERAL. Purchase orders received by a Hilliard Lyons investment broker, by the Distributor, or by the Transfer Agent prior to "closing time" on any "business day" are executed at the public offering price determined that day. Purchase orders received by an authorized dealer on any "business day" are executed at the public offering price determined that day, provided the order is received by the Distributor in Louisville, Kentucky, or by the Transfer Agent prior to "closing time" on that day. Authorized dealers are responsible for transmitting purchase orders to the Distributor or Transfer Agent promptly. The failure of an authorized dealer to promptly transmit an order may cause the purchase price to be more or less than the amount an investor otherwise would have paid. Purchase orders received after "closing time" or on a day that is not a "business day" are priced as of "closing time" on the next succeeding "business day". A "business day" is any day on which the New York Stock Exchange is open for business; "closing time" is the close of trading on the Exchange, currently 4:00 p.m., Eastern time; or such other day or time as the Fund's directors may establish in the future. The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

  Payment for Fund shares purchased through a Hilliard Lyons investment broker or an authorized dealer is normally due on the third business day after an order is placed with the Distributor. Investors may pay for purchases with checks drawn on domestic offices of U.S. banks or with funds in brokerage accounts maintained with Hilliard Lyons or the authorized dealer. When payment is made to a brokerage firm by an investor before a settlement date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. Purchase orders placed directly with the Transfer Agent by mail must be accompanied by payment.

  STOCKHOLDERS' OPEN ACCOUNTS. At the initial purchase of shares, the Transfer Agent creates an open account for the stockholder or the authorized dealer holding shares for the investor. Additional shares purchased are likewise credited to the open account. The Transfer Agent maintains a continuous permanent record of each open account and sends a written statement of every transaction in the account as well as an annual statement of account activity. In the interest of economy and convenience, stock certificates are not issued. Upon the transfer of Fund shares out of a Hilliard Lyons account, an account in the transferring stockholder's name may be opened at the Transfer Agent. Stockholders considering transferring a tax-deferred retirement account, such as an IRA, from Hilliard Lyons to another brokerage firm or financial institution should be aware that if the firm to which the retirement account is to be transferred will not accept the transfer of shares of the Fund, a stockholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that cash proceeds can be transferred to the account at the new firm or such stockholder must continue to maintain a retirement account at Hilliard Lyons for those shares.

  AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables stockholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With stockholder authorization and bank approval, the Distributor or authorized dealer (or, with respect to stockholders who do not maintain brokerage accounts at Hilliard Lyons or an authorized dealer, the Transfer Agent) automatically charges the bank account for the amount specified ($100 minimum) which is automatically invested in shares at the public offering price on or about the date specified by the stockholder. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and stockholders receive a confirmation statement showing the current transaction. Participation in the plan begins within 30 days after receipt of the Automatic Investment Plan Application. If the bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The stockholder may change the amount of the investment or discontinue the plan at any time by notifying the Distributor or authorized dealer or by writing to the Transfer Agent.

  RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various retirement plans, including IRAs, Section 403(b) Plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans, including any applicable annual fee, is available from the Distributor.

                             REDEMPTION OF SHARES

  Any stockholder may require the Fund to redeem his or her shares. Class A shares may be redeemed without charge at their net asset value. Class B shares may be redeemed at the applicable contingent deferred sales charge. See "Sales Charge". Stockholders who maintain brokerage accounts at Hilliard Lyons or at an authorized dealer may redeem shares through Hilliard Lyons or the authorized dealer; all other stockholders must redeem Fund shares through the Transfer Agent.

  REDEMPTION THROUGH HILLIARD LYONS OR AN AUTHORIZED DEALER. Stockholders who maintain accounts at Hilliard Lyons or at an authorized dealer may submit redemption requests to their Hilliard Lyons investment broker or such authorized dealer in person or by telephone, mail or wire. Redemption requests directed to a Hilliard Lyons investment broker are effected at the net asset value next computed after receipt of the request. Redemption requests directed to an authorized dealer are effected at the net asset value next computed after receipt of the request by the Distributor in Louisville, Kentucky. Redemption proceeds are credited to the stockholder's brokerage account for disbursement according to the stockholder's instructions and will normally be credited to the Stockholder's brokerage account within three business days. Authorized dealers are responsible for transmitting redemption requests to the Distributor promptly. The failure of an authorized dealer to promptly transmit a redemption request may cause the redemption proceeds to be more or less than the amount an investor otherwise would have received.

  REDEMPTION THROUGH THE TRANSFER AGENT. Stockholders who do not maintain brokerage accounts at Hilliard Lyons or an authorized dealer must redeem their shares through the Transfer Agent by mail; other stockholders also may redeem Fund shares through the Transfer Agent. Stockholders should mail redemption requests directly to the Transfer Agent: State Street Bank and Trust Company,
Attention: Hilliard Lyons Growth Fund, Inc., P.O. Box 8315, Boston, MA 02266-8315. A redemption request is executed at the net asset value next computed after it is received in "good order". "Good order" means that the request must be accompanied by the following: (1) a letter of instructions specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed) signed by all registered owners of the shares in the exact name in which they are registered, (2) a guarantee of the signature of each registered owner by any commercial bank, trust company or member of a recognized stock exchange, and (3) other supporting legal documents in the case of an estate, trust, guardianship, custodianship, partnership or corporation. Stockholders are responsible for ensuring that a request for a redemption is received in "good order". A stockholder may elect to have redemption proceeds of $1,000 or more wired to a commercial bank account designated by the stockholder. A transaction fee of $5.00 may be charged for payments by wire.

  ADDITIONAL INFORMATION ON REDEMPTIONS. If the shares were recently purchased, the redemption proceeds are not sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares requested to be redeemed may be delayed when the purchase check has not cleared, but the delay will be no longer than required to verify that the purchase check has cleared. The Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission (the "SEC") has by order permitted such suspension or
(iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

  The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund reserves the right to effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a stockholder receives a distribution in kind, the stockholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

  Questions about redemption requirements should be referred to the stockholder's Hilliard Lyons investment broker or authorized dealer, or to the Transfer Agent if the stockholder does not maintain a brokerage account. Because the Fund incurs certain fixed costs in maintaining stockholder accounts, the Fund reserves the right to redeem stockholder accounts of less than $500 in net asset value. Such stockholder accounts will be redeemed only if the balance has decreased below that level as a result of stockholder redemptions and not because of fluctuations in the net asset value of the Fund's shares. If the Fund elects to redeem such shares, it will notify the stockholder of its intention to do so and provide the stockholder with an opportunity to increase the amount invested to $500 or more within 30 days of the notice.

  SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for stockholders of the Fund whose shares have a minimum net asset value of $10,000. The Withdrawal Plan allows for monthly or quarterly payments to the participating stockholder in amounts not less than $100.

  Dividends and capital gain distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the stockholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividend and capital gain distributions, the stockholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. As it generally would not be advantageous to a stockholder to make additional investments in the Fund while participating in the Withdrawal Plan, purchases of shares in amounts less than $5,000 by participants in the Withdrawal Plan will not ordinarily be permitted. Stockholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

  REINSTATEMENT PRIVILEGE. A stockholder who redeems shares and who has not exercised the reinstatement privilege within the previous twelve months may reinvest the proceeds of such redemption in new shares of the Fund without sales charge and, if applicable, with credit for any contingent deferred sales charge by exercise of the reinstatement privilege. Reinvestment will be at the net asset value next determined after the Distributor receives a letter requesting reinstatement and payment therefor. The Distributor must receive the letter requesting reinstatement and payment therefor within 60 days following the redemption. A reinstatement fee of $25 will be charged by the Distributor. Stockholders should consult their tax adviser regarding the tax consequences of exercising the reinstatement privilege.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDENDS AND DISTRIBUTIONS. It is the present policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions are normally reinvested in additional shares of the same class at net asset value without a sales charge, unless otherwise elected at purchase. The per share dividends on Class B Shares may be lower than the per share on Class A Shares principally as a result of the higher distribution fee applicable with respect to Class B Shares. A stockholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Transfer Agent. The Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable income and capital gains. If necessary to avoid the imposition of this tax and if in the best interests of its stockholders, the Fund will declare and pay distributions of its net investment income and net capital gains more frequently than stated above.

  TAXES. The Fund intends to continue to qualify each year as a "regulated investment company" within the meaning of the Code. If the Fund qualifies as a regulated investment company and if certain distribution requirements are met, the Fund will not be subject to federal income tax on its investment income and net capital gains that it distributes to its stockholders. To qualify, the Fund must meet certain relatively complex tests relating to the source of its income and the diversification of its assets, including the requirement that less than 30% of its gross income (generally exclusive of losses) may be derived from the sale or other disposition of securities held for less than three months. In addition, the Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

  Dividends paid by the Fund from investment income and distributions of short-term capital gains are taxable to stockholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains are taxable to stockholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the stockholder has held shares of the Fund. Each stockholder receives an annual statement as to the tax status and dollar amounts of dividends and distributions, if any, for the prior calendar year. The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. Dividends and distributions declared by the Fund may also be subject to state and local taxes.

  The Fund generally is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to stockholders if (i) the payee fails to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (ii) the Internal Revenue Service (the "IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) the payee fails to certify that backup withholding is not required.

                                NET ASSET VALUE

  The net asset value per share is computed separately for each class by dividing the net assets of the Fund attributable to that class (assets, including securities at market value, minus liabilities) by the number of shares of that class outstanding. The per share net asset value of the Class B Shares of the Fund will generally be lower than that of the Class A Shares of the Fund because of the higher expenses borne by the Class B Shares. Investments that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors. The Fund computes its net assets value as of "closing time" on each "business day".

                            THE FUND'S PERFORMANCE

  The Fund may periodically advertise its "average annual total return" over various periods of time. This figure shows the average annual percentage change in value of an investment in the specified class of shares from the beginning date to the ending date of the measuring period. It reflects changes in the price of the shares of such class and assumes that any dividends or distributions paid by the Fund during the period are reinvested in shares of that class at net asset value on the reinvestment dates during the period and does not reflect the payment of a sales charge. Figures will be given for recent one, five and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period. For the Class A Shares, each type of total return will be calculated assuming the deduction of the maximum sales charge.

  The Fund's investment results vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of how an investment in the Fund may perform in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

  The Fund's annual report, which contains additional performance information, is available upon request without charge by writing or calling the Fund at the address and telephone number set forth on the cover of this prospectus.

                              GENERAL INFORMATION

  DESCRIPTION OF SHARES. The Fund was incorporated under the laws of the State of Maryland on September 5, 1991. The authorized capital stock of the Fund consists of 150,000,000 shares of common stock, par value $.001 per share. The authorized shares of the Fund are currently divided into two classes designated Class A Common Stock and Class B Common Stock. The directors of the Fund have authority under the Articles of Incorporation to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by classifying and reclassifying unissued shares, without further action by stockholders. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution fees which may affect performance, and (ii) each class has exclusive voting rights on any matter submitted to stockholders that relates solely to its arrangement and has separate voting rights on any matter submitted to stockholders in which the interest of one class differ from the interests of any other class. When matters are submitted for stockholder vote, each stockholder will have one vote for each full share owned and fractional votes for fractional shares held. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. With the exceptions noted above, shares of the Fund have equal rights with respect to voting, dividends and distributions upon liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

  STOCKHOLDER MEETINGS. As a Maryland corporation, the Fund is not required and does not intend to hold regular annual stockholder meetings. It will hold an annual meeting if directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring stockholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's directors upon the written request of the holders of 10% of the Fund's shares. Stockholders who satisfy certain criteria will be assisted by the Fund in communicating with other stockholders in seeking the holding of the meeting. The record holders of at least 25% of the Fund's shares may require the Fund to hold a special meeting of stockholders for any purpose.

  REPORTS TO STOCKHOLDERS. The Fund sends reports to stockholders quarterly. Each of these includes a schedule of portfolio securities. In addition, the semi-annual report contains unaudited financial statements and the annual report contains audited financial statements.

  TRANSFER AGENT AND CUSTODIAN. State Street Bank and Trust Company, P.O. Box 8315, Boston, MA 02266-8315: telephone (617) 774-4991, acts as the Fund's transfer agent and as custodian of the Fund's cash and securities. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

   INFORMATION FOR STOCKHOLDERS. All stockholder inquiries regarding administrative procedures should be directed to your Hilliard Lyons investment broker, your authorized dealer or to the administrative office of the Adviser, Hilliard Lyons Investment Advisors, Hilliard Lyons Center, P.O. Box 32760, Louisville, Kentucky 40232-2760: telephone (502) 588-8400 or (800) 444-1854.

ACCOUNT APPLICATION                            HILLIARD LYONS GROWTH FUND, INC.
-------------------------------------------------------------------------------
Do Not Use This Application To Open An IRA. Please Contact Your Investment Broker For The Special Application Required.

This Application may be used to open a new account or to add stockholder options listed on reverse to an existing account.

[_] Check box if adding stockholder options to an existing account
                                            (Fund Account Number if known)
-------------------------------------------------------------------------------
RETURN THIS COMPLETED APPLICATION TO:
                   State Street Bank and Trust Company
                   Attention: Hilliard Lyons Growth Fund, Inc.
                   P.O. Box 8315
                   Boston, MA 02266-8315
                   For additional information, call the Distributor, J.J.B. Hilliard, W.L. Lyons, Inc. at (800) 444-1854 or (502) 588-
                   9145
-------------------------------------------------------------------------------
1.TELL US HOW YOU WOULD LIKE TO REGISTER YOUR ACCOUNT
 REGISTRATION

 Individual--      [_] 1.
 use Line 1             -------------------------------------    --------------
 --------------            First Name Initial Last Name              Social
                                                                  Security No.

                   [_] 2.
 Joint Tenant           -------------------------------------    --------------
 (if any) With             First NameInitial  Last Name              Social
 Right of Sur-     [_] 3.                                         Security No.
 vivorship--            -------------------------------------    --------------
 use Line 2                First Name Initial Last Name           Tax I.D. No.
 --------------    ------------------------------------------

                       Name of Officer, Managing Partner,
 Corporation,                 Trustee or Custodian
 Partnership,      [_] 4.
 Trust, or             --------------------------------------    --------------
 others in any           Custodian's First
 fiduciary or            Name      Initial       Last Name
 representative    ------------------------------------------    --------------
 capacity--use          Minor's First Name Initial  Last            Minor's
 Line 3                 Name                                         Social
 --------------                                                   Security No.

                   Under the ____________________ Uniform Gifts to Minors Act Gifts to Mi-nors--use
 Line 4

                              State of Minor's Residence
 --------------
2.ADDRESS
 -------------------------------------    -------------------------------------
                Street                    Area Code        Telephone
 -------------------------------------
 City            State             Zip    Citizen of   U.S.   Other ___________
                                                                    (Specify)
3.TELL US WHICH CLASS AND HOW MUCH YOU WOULD LIKE TO INVEST
 CLASS OF SHARES (CHECK ONE): CLASS A [ ] CLASS B [ ]
 AMOUNT OF INITIAL INVESTMENT
 Please open a new account. My check for $ is enclosed payable to Hilliard Lyons Growth Fund, Inc. (Minimum initial investment $1,000)
 CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS
 All capital gains and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:
 [_] Pay capital gains distributions in cash
 [_] Pay income dividends in cash

4.YOU MAY BE ELIGIBLE TO REDUCE YOUR SALES CHARGE ON THE PURCHASE OF CLASS A SHARES
 LETTER OF INTENT--Please complete this section if opening a Letter of Intent Although I am not obligated to do so, I intend to purchase shares of
 Hilliard Lyons Growth Fund, Inc. over the 13-month period following the effective date of this application in amounts (not less than 5% of the total intended amount for the initial purchase) which will equal or exceed:
 [_] $50,000[_] $100,000[_] $250,000[_] $500,000[_] $1,000,000
 I remit herewith payment for $  of such Shares. Each purchase will be made at the then reduced Offering Price applicable to the amount checked above, as described in the Prospectus. By completing this section of the application and signing it below, I agree to the terms and conditions of the Letter of Intent as described in the Prospectus and I irrevocably constitute and appoint State Street Bank and Trust Company my attorney, with full power of substitution, to surrender for redemption any or all shares of the Fund held in escrow to make up any deficiency in the sales charge if my total purchases over the 13-month period are less than the total intended amount. CUMULATIVE QUANTITY DISCOUNT
 See "Purchase of Shares" in Prospectus
 Cumulative quantity discounts are applicable if a stockholder's current holdings of existing shares total the requisite amount for receiving a discount as described in the Prospectus. Below are listed all the accounts (account name and number) which should be aggregated for a cumulative quantity discount.
 Name ___________________   Name ___________________   Name ___________________
 Acct. No. ______________   Acct. No. ______________   Acct. No. ______________
 COMBINED PURCHASE PRIVILEGE
 List the names of the individuals, plans or trustees who are also opening
 Fund accounts at this time with whom you are entitled to combine your purchase as provided in the Prospectus under "Purchase of Shares".
 Name _______________________________
 Name _______________________________
5.YOU MAY WISH TO AVAIL YOURSELF OF OTHER STOCKHOLDER OPTIONS
 SYSTEMATIC WITHDRAWAL PLAN
 This service is available only for accounts with a minimum net asset value of $10,000 or more. You may receive payments of $100 or more.
 [_] I wish to activate the automatic cash withdrawal service.
 I would like a check for $  mailed on the following basis:
 [_] monthly[_] quarterly
 Withdrawals will be taken on the last business day of the month or calendar quarter.
 AUTOMATIC INVESTMENT PLAN
 You may make regular monthly or quarterly investments of $100 or more in your Fund account with automatic transfers from your bank account subject to your bank's approval.
 Please contact your Investment Broker or call (800) 444-1854, extension 145, to receive a Plan Authorization Form.
6.PLEASE SIGN YOUR NAME AND CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER
 I (we) have full right, power, and legal capacity and am (are) of legal age in my (our) state of residence to purchase shares of the Fund. I (we) affirm that I (we) have received and read the current Prospectus of the Fund and agree to its terms.
 I (we) certify, under penalty of perjury, that (1) I (we) am (are) not subject to backup withholding for underreporting interest or dividends
 (strike out this clause (1) if the Internal Revenue Service has notified you that you are subject to backup withholding) and (2) that my (our) correct Social Security (taxpayer identification) number is as indicated on this application. SIGN BELOW EXACTLY AS THE ACCOUNT IS TO BE REGISTERED (CORPORATIONS, ETC., INDICATE TITLES):

 AUTHORIZED SIGNATURE(S)
                  -------------   -------------   -------------   -------------
                  Owner,
                  Trustee,        Joint owner,    Other           Date
                  etc.            Trustee,
                                  etc.

7.FOR USE BY AUTHORIZED DEALERS ONLY
 Firm ________________________________
 Home Office Address _________________
 City, State, Zip ____________________    Branch Office Address _______________
 _____________________________________    City, State, Zip ____________________
 Rep's Name __________________________    _____________________________________
 Rep's Number ________________________    Telephone ___________________________
 (if known)

LOGO
-------------------------------------------------------------------------------

INVESTMENT ADVISER
Hilliard Lyons Investment Advisors
Hilliard Lyons Center
Louisville, KY 40202-2517

DISTRIBUTOR
J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, KY 40232-2760
(502) 588-9145
(800) 444-1854

TRANSFER AGENT AND CUSTODIAN
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02266

AUDITORS
Ernst & Young LLP
400 West Market Street
Louisville, KY 40202

LEGAL COUNSEL
Brown, Todd & Heyburn PLLC
400 West Market Street
Louisville, KY 40202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           LOGO
           HILLIARD LYONS
           GROWTH FUND

              MAY 1, 1998


     J.J.B. HILLIARD, W.L. LYONS,
                 INC.
         HILLIARD LYONS CENTER
      LOUISVILLE, KENTUCKY 40202
            (502) 588-9145
            (800) 444-1854

-------------------------------------------------------------------------------